                                                                    EXHIBIT 21.1


                               BJ SERVICES COMPANY
                                  SUBSIDIARIES

                                                                                   JURISDICTION OF            PERCENTAGE
NAME OF ENTITY                                                                     ORGANIZATION               OWNED
---------------------------------------------------------------------------------------------------------------------------------
BJ SERVICES COMPANY                                                                Delaware
ASPAC REGION PTE. LTD.                                                             Singapore                         100%
B.J. PETROLEUM SERVICES INTERNATIONAL LIMITED                                      Cyprus                            100%
BIARRITZ OVERSEAS LIMITED                                                          Cyprus                            100%
BJ - ROTARY PETROLEUM SERVICES COMPANY LIMITED (JV)                                Hungary                           64%
BJ CHEMICAL PRODUCTS (BEIJING) LIMITED                                             China                             100%
BJ HOLDINGS (RUSSIA) LIMITED                                                       Cyprus                            100%
BJ OILWELL SERVICES (M) SDN. BHD.  (JV)                                            Malaysia                          65%
BJ PETROLEUM SERVICES (CHINA) LIMITED                                              Cyprus                            100%
BJ PETROLEUM SERVICES LIMITED (UK)                                                 United Kingdom                    100%
BJ PROCESS & PIPELINE SERVICES  PTE. LTD.                                          Singapore                         100%
BJ PROCESS & PIPELINE SERVICES (AUSTRALIA) PTY LTD                                 Australia                         100%
BJ PROCESS & PIPELINE SERVICES LIMITED                                             England                           100%
BJ PROCESS AND PIPELINE SERVICES AS                                                Norway                            100%
BJ PROCESS AND PIPELINE SERVICES COMPANY                                           Texas                             100%
BJ PROCESS AND PIPELINE SERVICES GmbH                                              Germany                           100%
BJ PUMPING SERVICES COMPANY S.A.  (JV)                                             Panama                            65%
BJ QUIMICA DO BRASIL LTDA.                                                         Brazil                            100%
BJ SERVICE ARABIA LIMITED (JV)                                                     Saudi Arabia                      70%
BJ SERVICE INTERNATIONAL (THAILAND) LTD.                                           Thailand                          100%
BJ SERVICE INTERNATIONAL, INC.                                                     Delaware                          100%
BJ SERVICES (GB) LIMITED                                                           Scotland                          100%
BJ SERVICES AS                                                                     Norway                            100%
BJ SERVICES C.I., LTD.                                                             Cayman Islands                    100%
BJ SERVICES COMPANY (AUSTRALIA) PTY LTD                                            Australia                         100%
BJ SERVICES COMPANY (HONG KONG) LIMITED                                            Hong Kong                         100%
BJ SERVICES COMPANY (MAURITIUS) LTD                                                Republic of Mauritius             100%
BJ SERVICES COMPANY (NIGERIA) LIMITED (JV)                                         Nigeria                           60%
BJ SERVICES COMPANY (SAKHALIN) LIMITED                                             Russia                            100%
BJ SERVICES COMPANY (SINGAPORE) PTE. LTD.                                          Singapore                         100%
BJ SERVICES COMPANY (UK) LIMITED                                                   Scotland                          100%
BJ SERVICES COMPANY AFRICA LIMITED                                                 Scotland                          100%
BJ SERVICES COMPANY B.V.                                                           Netherlands                       100%
BJ SERVICES COMPANY CANADA                                                         Nova Scotia                       100%
BJ SERVICES COMPANY FRANCE S.A.R.L.                                                France                            100%
BJ SERVICES COMPANY GmbH                                                           Germany                           100%
BJ SERVICES COMPANY ITALIA S.R.L.                                                  Italy                             100%
BJ SERVICES COMPANY LIMITED                                                        Scotland                          100%
BJ SERVICES COMPANY MEXICANA S.A. DE C.V.                                          Mexico                            100%
BJ SERVICES COMPANY MIDDLE EAST                                                    Delaware                          100%
BJ SERVICES COMPANY MIDDLE EAST LIMITED                                            Scotland                          100%
BJ SERVICES COMPANY S.a.r.l.                                                       Luxembourg                        100%
BJ SERVICES COMPANY USA, L.P.                                                      Delaware                          100%
BJ SERVICES COMPANY, S.A.                                                          Panama                            100%
BJ SERVICES COMPANY, U.S.A.                                                        Delaware                          100%
BJ SERVICES DE VENEZUELA, C.A.                                                     Venezuela                         100%
BJ SERVICES DE VENEZUELA, COMPANIA EN COMANDITA POR ACCIONES                       Venezuela                         100%
BJ SERVICES DE VENEZUELA, LLC                                                      Delaware                          100%
BJ SERVICES DO BRASIL LTDA                                                         Brazil                            100%
BJ SERVICES EGYPT LLC                                                              Egypt                             100%

                                                                    EXHIBIT 21.1


                                                                                   JURISDICTION OF            PERCENTAGE
NAME OF ENTITY                                                                     ORGANIZATION               OWNED
---------------------------------------------------------------------------------------------------------------------------------
BJ SERVICES EQUIPMENT II, L.P.                                                     Delaware                            5%
BJ SERVICES EQUIPMENT, L.P.                                                        Delaware                            5%
BJ SERVICES II, L.L.C.                                                             Delaware                          100%
BJ SERVICES INTERNATIONAL B.V.                                                     Netherlands                       100%
BJ SERVICES INTERNATIONAL LTD                                                      England                           100%
BJ SERVICES INTERNATIONAL S.a.r.l.                                                 Luxembourg                        100%
BJ SERVICES INTERNATIONAL, S.A.                                                    Panama                            100%
BJ SERVICES OPERATING & MAINTENANCE COMPANY II, L.L.C.                             Delaware                          100%
BJ SERVICES OPERATING & MAINTENANCE COMPANY, L.L.C.                                Delaware                          100%
BJ SERVICES S.A.                                                                   Argentina                         100%
BJ SERVICES, L.L.C.                                                                Delaware                          100%
BJ SERVICIOS INTERNATIONAL S.A. DE C.V.                                            Mexico                            100%
BJ TUBULAR SERVICES A/S                                                            Denmark                           100%
BJ TUBULAR SERVICES B.V.                                                           Netherlands                       100%
BJ TUBULAR SERVICES LIMITED                                                        Scotland                          100%
BJ USA, LLC                                                                        Delaware                          100%
BJ-HUGHES C.I., LTD.                                                               Cayman Islands                    100%
BJNEFT (CYPRUS) LIMITED                                                            Cyprus                            100%
BJSC Holdings, LLC                                                                 Delaware                          100%
BJSC, L.P.                                                                         Delaware                          100%
CANADIAN FRACMASTER OFFSHORE (CYPRUS) LIMITED                                      Cyprus                            100%
CFC HOLDINGS INC.                                                                  Delaware                          100%
CFC PARTNER LLC                                                                    Delaware                          100%
CHALLENGE PIPELINE SERVICES PTY LTD                                                Australia                         100%
CHEMFRAC TRADING LIMITED                                                           Cyprus                            100%
COLONY DRILLING COMPANY LIMITED                                                    Scotland                          100%
COMPANIA DE SERVICIOS PETROLEROS BJ BOLIVIANA S.A.                                 Bolivia                           100%
FRACMASTER CONSULTANTS LIMITED                                                     Cyprus                            100%
GULF WELL SERVICES COMPANY  (JV)                                                   Kuwait                             40%
INTERNATIONAL CHEMICAL SPECIALITIES FZE                                            Dubai                             100%
MCKENNA AND SULLIVAN LIMITED                                                       England                           100%
NMS OILFIELD LIMITED                                                               Cyprus                            100%
NOWSCO (NETH) GROUP B.V.                                                           The Netherlands                   100%
NOWSCO AMERICAS S.A.                                                               Argentina                         100%
NOWSCO FRACMASTER TECHNICAL SERVICES LIMITED                                       Cyprus                            100%
NOWSCO NORGE AS                                                                    Norway                            100%
NOWSCO WELL SERVICE (CYPRUS) LIMITED                                               Cyprus                            100%
NOWSCO WELL SERVICE (IRELAND) LIMITED                                              Ireland                           100%
NOWSCO WELL SERVICE (VOSTOK) LIMITED                                               Russia                            100%
NOWSCO WELL SERVICE INTERNATIONAL LIMITED                                          Bermuda                           100%
NOWSCO WELL SERVICE SRL                                                            Italy                             100%
NOWSCO-BJ SERVICES COMPANY (B) SDN BHD  (JV)                                       Brunei                             60%
OFS PORTAL, LLC  (JV)                                                              Delaware                         4.64%
OILFIELD CHEMICALS TRADING LIMITED                                                 British Virgin Islands            100%
OILFIELD EQUIPMENT SERVICES LIMITED                                                British Virgin Islands            100%
OSCA BRASIL LIMITADA                                                               Brazil                            100%
OSCA de MEXICO S.A. de C.V.                                                        Mexico                            100%
OSCA de VENEZUELA S.A.                                                             Venezuela                         100%
OSCA HOLDINGS UK LIMITED                                                           United Kingdom                    100%
OSCA ITALIA A LIMITED LIABILITY COMPANY                                            Italy                             100%
OSCA LATIN AMERICA, INC.                                                           Delaware                          100%
OSCA NORGE A.S.                                                                    Norway                            100%
OSCA PRODUCTS AND SERVICES, INC.                                                   British Virgin Islands            100%

                                                                    EXHIBIT 21.1


                                                                                   JURISDICTION OF            PERCENTAGE
NAME OF ENTITY                                                                     ORGANIZATION               OWNED
---------------------------------------------------------------------------------------------------------------------------------
OSCA U.K. LIMITED                                                                  United Kingdom                    100%
OSCA, INC.                                                                         Delaware                          100%
P.T. BJ SERVICES INDONESIA  (JV)                                                   Indonesia                          75%
P.T. NOWSCO WELL SERVICE INDONESIA                                                 Indonesia                         100%
P.T. WESTERN PETROLEUM SERVINDO                                                    Indonesia                         100%
PD MEXICANA SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (JV)          Mexico                             50%
POSEIDON TREASURY SERVICES LIMITED                                                 Cyprus                            100%
PROJECT MANAGEMENT SERVICES SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL        Mexico                             50%
VARIABLE (JV)
SAMOTLOR HOLDINGS LIMITED                                                          Cyprus                            100%
SARKU-NOWSCO WELL SERVICES SDN. BHD                                                Malaysia                          100%
SEBEP QUIMICA INDUSTRIA E COMERCIO LTDA                                            Brazil                            100%
SEBEX OIL WELL SERVICES S.A.                                                       Uruguay                           100%
SERVICIOS O y M S.A. de C.V.                                                       Mexico                            100%
SOCIETE ALGERIENNE DE STIMULATION DES PUITS PRODUCTEURS d'HYDROCARBURES (BJSP) (JV)Algeria                            49%
SOCIETE DE SERVICES INDUSTRIELS (S.S.l.) (JV)                                      France                             50%
STREZHEVOY SERVICES JOINT ENTERPRISE  (JV)                                         Russia                             50%
THE WESTERN COMPANY OF NORTH AMERICA                                               Delaware                          100%
TOMSK HOLDINGS LIMITED                                                             Cyprus                            100%
UFM HOLDINGS LIMITED                                                               Cyprus                            100%
VERINDER HOLDINGS LIMITED                                                          Cyprus                            100%
WESTERN OCEANIC INTERNATIONAL, INC.                                                Panama                            100%
ZAO BJ SERVICES                                                                    Russia                            100%
ZAO FRACMASTERNEFT                                                                 Russia                            100%
ZAO SAMOTLOR FRACMASTER SERVICES                                                   Russia                            100%
ZAO VASYUGAN SERVICES                                                              Russia                            100%